INVESTMENT PROPERTIES (Tables)	12 Months Ended
Dec. 31, 2022
Investment property [abstract]
Disclosure of detailed information about investment property
The following table presents the carrying amount for Brookfield Infrastructure’s investment properties:

US$ MILLIONS	2022	2021
Balance at beginning of the year	$655	$518
Additions, net of disposals	125	106
Non-cash disposals	(45)	—
Fair value adjustments	18	42
Foreign currency translation	(53)	(11)
Balance at end of the year	$700	$655
The following table summarizes the valuation techniques and significant inputs for Brookfield Infrastructure’s investment property. Our partnership has classified all assets below under level 3 of the fair value hierarchy:

Segment	Valuation technique	Significant unobservable inputs	Range of inputs
Transport	Direct Income Capitalization	Capitalization Rate	6% to 14%
Data	Direct Income Capitalization	Capitalization Rate	6% to 8%